Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eason Chen, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K (the “Amendment”) of Uranium Royalty Corp.; and

2.	Based on my knowledge, the Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Amendment.

Date: August 28, 2026

By:	/s/ Eason Chen
Eason Chen
Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)